INTERNATIONAL GAME TECHNOLOGY

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           February 18, 1997

      The Annual Meeting of the Stockholders of International Game Technology will be held at the Mirage Hotel and Casino, Mirage Ballroom at 3400 South Las Vegas Boulevard, Las Vegas, Nevada, on Tuesday, February 18, 1997, at 1:30 p.m., local time, for the purpose of considering and voting on:

          1.   Election of eight directors for the ensuing year;

          2. Approval of amendments to the International Game Technology Employee Stock Purchase Plan;

          3. Approval of amendments to the International Game Technology 1993 Stock Option Plan; and

          4. Such other business as may properly come before the meeting and any and all adjournments thereof.

      The Board of Directors has fixed December 31, 1996 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on such date will be entitled to notice of and to vote at said meeting or adjournment.

                              By Order of the Board of Directors


                              Brian McKay
                              Secretary
Reno, Nevada
January 14, 1997




      TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE. YOUR SIGNED PROXY IS THE ONLY WAY YOUR SHARES CAN BE COUNTED IN THE VOTE UNLESS YOU PERSONALLY CAST A BALLOT AT THE MEETING.

                           TABLE OF CONTENTS


Notice of Annual Meeting                                            Cover

Information Concerning Solicitation and Voting                        3

Proposal 1 - Election of Directors
   Nominees for Election of Directors                                 4
   Certain Relationships and Related Transactions                     6
   Board of Directors and Committees of the Board                     6
   Compensation Committee Interlocks and Insider Participation        7
   Compensation of Directors                                          7

Proposal 2 - Amendments to Employee Stock Purchase Plan               8

Proposal 3 - Amendments to 1993 Stock Option Plan                    10

Other Information
   Executive Officers                                                13
   Equity Security Ownership of Management and Other
     Beneficial Owners                                               15
   Executive Compensation                                            17
   Employment Contracts                                              20
   Compliance with Section 16(a) of the Securities Act
     of 1934                                                         21
   Relationship with Independent Public Accountants                  21

Board Compensation Committee Report on Executive Compensation        21

Performance Graph                                                    23

General                                                              24

Exhibits
   Exhibit A - Amended and restated International Game Technology
     1993 Stock Option Plan                                         A-1

                     INTERNATIONAL GAME TECHNOLOGY
                            PROXY STATEMENT

            INFORMATION CONCERNING SOLICITATION AND VOTING

General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of International Game Technology (together with its subsidiaries, as the context may require, hereinafter called the "Company") to be voted at the Annual Meeting of Stockholders on Tuesday, February 18, 1997, and at any and all adjournments thereof.

      Solicitation of proxies by mail is expected to commence on or about January 17, 1997 and the cost thereof will be borne by the
Company.   In  addition  to such solicitation by  mail,  some  of  the officers and regular employees of the Company may solicit, without extra compensation, proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Company for postage and clerical expense in doing so.

      The executive offices of the Company are located at 5270 Neil Road, Reno, Nevada 89502.

Voting Securities

     The securities of the Company entitled to be voted at the meeting consist of shares of its Common Stock, $0.000625 par value, of which 124,060,651 shares were issued and outstanding at the close of business on December 31, 1996. Only stockholders of record at the close of business on December 31, 1996, the record date, will be entitled to vote at the meeting.

     The shares of Common Stock are entitled to one vote per share but do not have cumulative voting rights and, therefore, a majority of the outstanding shares entitled to vote has the power to elect all directors. Directors of the Company who have been nominated for re-election and the executive officers of the Company collectively have the power to vote 3,696,949 shares as of the record date (3.0% of the outstanding shares) and have indicated that they currently intend to vote such shares in favor of each of the director nominees named herein and the other proposals described herein.

Quorum, Abstentions and Broker Non-Votes

      Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions or represent "broker non-votes" as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions and broker non-votes, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

      If a broker or nominee has indicated on the proxy that it does not have discretionary authority to vote certain shares, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares may be considered entitled to vote for quorum purposes and entitled to vote on other matters). Shares referred to as "broker non-votes" are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter.

      Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card such person's lack of authority to vote, the shares will be treated as present and will be voted in accordance with the instructions on the proxy card (i.e. as a vote FOR the proposals discussed herein).

Revocability

      Proxies may be revoked at any time prior to the exercise thereof by giving written notice to the Company or by a later dated proxy executed by the person executing the prior proxy and filed with the Company or otherwise presented at the meeting. Stockholders attending the Annual Meeting may vote their shares in person whether or not a proxy has been previously executed and returned. If the accompanying proxy card is signed and returned to the Company, and not revoked, it will be voted in accordance with instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote FOR the proposals.

Stockholder Proposals for the 1998 Annual Meeting

      Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Company by September 20, 1997 to be considered for inclusion in the Company's proxy statement relating to that meeting.

                  PROPOSAL 1 - ELECTION OF DIRECTORS

      Eight directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until a successor is elected. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the eight persons named below as nominees. All of the nominees are at present directors of the Company. If any nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

Nominees for Election of Directors

     The following table sets forth for each nominee for election as a director his or her name, all positions with the Company held by him or her and his or her principal occupation:

Charles  N.  Mathewson,  68, was appointed to fill a  vacancy  on  the
     Company's Board of Directors in 1985 and was named Chairman in February 1986. In December 1986, Mr. Mathewson was appointed President and Chief Executive Officer and resigned as Chairman of the Board. Mr. Mathewson resumed the position as Chairman of the Board and resigned as President in February 1988, and Chief Executive Officer in June 1993. In February 1996, he resumed the position of Chief Executive Officer. He received his Bachelor of Finance degree from the University of Southern California in 1953 and graduated from the University of California Management Program in 1960. He served as Senior Executive Vice President and a Director of Jefferies and Co. from 1968 to 1971, Chairman of the Board of Arden Mayfair, Inc. from 1971 to 1974, and

     Chairman of the Board of Wagenseller & Durst from 1978 to 1979. From 1980 until February 1986, Mr. Mathewson was a general partner of Management Advisors Associates, a partnership engaged in investment and business consulting. Mr. Mathewson is a member of the Board of Directors of Baron Asset Fund, and a member of the Board of Directors of Fel Cor Suite Hotels. He is also Chairman of the American Gaming Association.

Warren  L.  Nelson, 84, joined the Company as a Director  in  February
     1983. Since coming to Nevada in 1936, Mr. Nelson has been actively involved in the gaming industry, holding various management positions in several gaming establishments in the State. Since its inception in November 1961, Mr. Nelson has been an owner and was previously involved in the management of the Club Cal Neva, a casino located in Reno, Nevada. Additionally, he is on the Board of Directors and is an officer of Boyd Gaming Group. He has previously served under three Nevada governors on the Nevada Gaming Policy Committee.

Wilbur  K.  Keating,  65,  was elected a Director  in  May  1987.   He
     received his degree in Business Management from the University of Colorado in 1956. He is currently the Administrative Officer for the National Association of State Retirement Administrators and was previously the Chief Executive Officer of the Nevada Public Employees Retirement System, a position he held from 1974 through 1994.

Claudine  B.  Williams, 75, was elected a Director in  May  1988.   In
     1965, she began operating the Silver Slipper Casino in Las Vegas, and opened the Holiday Casino in 1973. Ms. Williams served as Past-President, General Manager and as Chairman of the Board of Holiday Casino. Ms. Williams currently serves as Chairman of the Board of the American Bank of Commerce, and the Chairman of the Board of Harrah's Las Vegas (formerly the Holiday Casino). On the Nevada state level, she was appointed a member of the Nevada State Board of Equalization, a position in which she served for six years. Ms. Williams was appointed a member of the Nevada Commission on Tourism in 1984 and was re-appointed in 1987 and
     1990. In January 1988, she was appointed a member of the California-Nevada Super Speed Ground Transportation Commission. In 1985, Ms. Williams was elected to serve on the Board of Directors of the Las Vegas Convention and Visitors Authority, and served as its Secretary/Treasurer. She also served on the Board of Directors of the Las Vegas Chamber of Commerce for eight years and was Chairman for one term. Ms. Williams is Past President of the University of Nevada, Las Vegas Foundation where she currently serves on the Board of Trustees. She received an Honorary Doctorate of Humane Letters from University of Nevada, Las Vegas in May 1994. Ms. Williams is a board member of the Nevada Gaming Foundation for Educational Excellence and the National Judicial College. She served as Chairman of the Board of Trustees for St. Jude's Ranch for Children and she supports numerous local and national charitable organizations. On September 24, 1992, Ms. Williams was the first woman inducted into the Gaming Hall of Fame.

Albert J. Crosson, 66, was elected to the Company's Board of Directors in May 1988. In July 1996, he became Vice Chairman of the Board and an employee of the Company. Mr. Crosson was employed for 34 years by ConAgra, Inc. and predecessor companies. He was President of ConAgra Grocery Products Companies from 1993 until July 1996, when he retired. From 1986 until January 1993, he was President of Hunt-Wesson Foods, Inc., a ConAgra company. Prior to 1986, he was Executive Vice President for Hunt-Wesson, Inc., and President of Arden Mayfair.

John J.  Russell,  67,  was appointed to the Board  in  January  1990.
     Mr.  Russell  joined  the  Company as Senior  Vice  President  in

     February 1986, was named Executive Vice President in June 1987 and served as President from February 1988 until December 1994. He served as Chief Executive Officer of the Company from June 1993 until December 31, 1995. On December 31, 1995, Mr. Russell resigned as Chief Executive Officer and became a consultant to the Company. Mr. Russell served as President of Gabler, Russell & Company, Inc., a firm of business consultants, from 1959 to 1986. Mr. Russell began his business career in 1948 in the wholesale distribution and brokerage business.

Frederick  B.  Rentschler, 57, was appointed to the Board of Directors in May 1992. Prior to his retirement in 1991, Mr. Rentschler served as President and Chief Executive Officer of Northwest Airlines from 1990 to 1991. Prior to those positions, Mr. Rentschler served as President and Chief Executive Officer of Beatrice Company from 1988 to 1990, as President and Chief Executive Officer of Beatrice U.S. Foods from 1985 to 1988, as President and Chief Executive Officer of Hunt-Wesson, Inc. from 1980 to 1984 and President of Armour-Dial from 1977 to 1980. Mr. Rentschler is a member of the Board of Directors of the Salk Institute, La Jolla, California and the Woods Hole Oceanographic Institute of Cape Cod.

Rockwell  A.  Schnabel, 59, was elected a Director in September  1994.
     Mr. Schnabel is founder and Chairman of Trident Capital, Inc., a private equity investment firm. He also served as President of the Board of Commissioners for the Los Angeles Fire and Police Pension Board, which oversees investments of over $7 billion in pension funds from 1993 to 1996. He is the former Deputy Secretary of the U.S. Department of Commerce in Washington, D.C., and also served as the department's Acting Secretary. Mr. Schnabel previously served as the U.S. Ambassador to Finland and as President of Bateman Eichler Hill Richards (member NYSE) (Everen Securities). He is presently serving on the Boards of Directors of Amax Gold, Inc., Anasazi, Inc., CSG Systems, Inc., Cypress Amax Minerals Company, and Pegasus Systems, Inc.

Certain Relationships and Related Transactions

      Mr. Nelson, a member of the Company's Board of Directors, has an equity interest in a Nevada gaming business from which the Company recognized revenues of $536,000 for the fiscal year ended September 30, 1996. The Company had contracts and accounts receivable balances from this customer of $357,000 at September 30, 1996. During the fiscal year ended September 30, 1996, the largest amount of the Company's contract receivable balance from such customer was $993,000. Mr. Nelson is also a Director and officer of a company that indirectly owns ten additional gaming businesses in the United States. The Company recognized revenues from these businesses of $11,307,000 for the fiscal year ended September 30, 1996. The Company had contracts and accounts receivable balances from these businesses of $3,670,000 as of September 30, 1996. During the fiscal year ended September 30, 1996, the largest amount of the Company's contract receivable balances from these customers was $6,572,000.

Board Of Directors and Committees of the Board

      The Board of Directors held five regular meetings during fiscal 1996. During fiscal 1996, each director attended at least 75% of the aggregate number of meetings of the Board and respective Committees on which he or she served while a member thereof. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee.

      The Executive Committee (comprised of Messrs. Crosson and Mathewson) did not hold any meetings during fiscal 1996. Except for certain powers which under Nevada law may only be exercised by the full Board of Directors, the Executive Committee has and exercises the powers of the Board in monitoring the management of the business of the Company between meetings of the Board of Directors.

      The Audit Committee consists of Messrs. Keating, Rentschler, and Schnabel. Mr. Crosson served on the Audit Committee until July 1996 when he was replaced by Mr. Schnabel. Mr. Rentschler was also appointed to the Committee in July 1996. The Audit Committee held two meetings during fiscal 1996. The Audit Committee has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors, discussing the scope of the auditors' examination and reviewing annual financial statements, related party transactions, potential conflict situations and corporate accounting policies.

Compensation Committee Interlocks and Insider Participation

      During fiscal 1996, Ms. Williams and Messrs. Crosson, Nelson and Rentschler served as members of the Compensation Committee. Mr. Crosson resigned from the Compensation Committee in July 1996 and was replaced by Mr. Rentschler. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The functions performed by the Compensation Committee include oversight of executive compensation, review of the Company's overall compensation programs, and administration of certain of the Company's incentive compensation programs. The Compensation Committee held three meetings in fiscal 1996 and acted by unanimous written consent 13 times in fiscal 1996. See "Certain Relationships and Related Transactions" for a discussion of certain relationships between the Company and certain businesses affiliated with Mr. Nelson.

Compensation of Directors

      Each outside director receives a $10,000 annual fee and a fee of $600 per meeting for attendance at meetings of the Board. Directors who are employees of the Company are not paid fees or additional remuneration for service as members of the Board or its Committees. Effective October 1, 1996, each outside director will receive a $12,500 annual fee, a fee of $600 per Board meeting attended and a fee of $750 for each committee meeting attended.

      Each non-employee director receives non-qualified stock options to purchase 10,000 shares of Common Stock upon his or her initial election to the Board of Directors. Additionally, every year thereafter, each non-employee director receives non-qualified stock options to purchase 4,000 shares of Common Stock upon his or her re-election to the Board. Each non-employee director received non-qualified stock options to purchase 4,000 shares of Common Stock in fiscal 1996 at an exercise price of $13.625 per share. An amendment to the 1993 Stock Option Plan is being submitted to the stockholders for approval that would permit annual awards of non-qualified stock options to purchase 6,000 shares and a one-time grant of an option to purchase 2,000 shares at an exercise price of $20.00, effective August 27, 1996.

       Effective January 1, 1996, the Company entered into a Consultation Agreement with John J. Russell. The agreement provides for Mr. Russell to be retained for advisory and consulting services related to the Company's current or potential activities in gaming related businesses. The one year agreement is automatically renewable for one year increments. The agreement provides for a fee of $250 per hour, with a maximum of $2,000 per day. During fiscal 1996, Mr. Russell received $22,717 under this agreement.


      PROPOSAL 2 - AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN

      The Board recommends that stockholders approve amendments to the Company's Employee Stock Purchase Plan (the "ESPP") to (i) modify the class of employees who are eligible to participate in the ESPP; (ii) clarify composition of the Board committee which administers the plan to specify the members as "Non-Employee Directors;" (iii) include a provision that permits options and shares issued upon exercise under the ESPP to be subject to the conditions and restrictions required by SEC Rule 16b-3 in order to qualify for the maximum exemption from
Section 16 of the Securities and Exchange Act of 1934 which prohibits profits derived by affiliates from "short swing" trading; and (iv) extend the term of the ESPP. The ESPP was originally adopted by the Board of Directors on February 26, 1987 and was approved by the Company's stockholders on February 16, 1988.

Proposed Amendments to the ESPP

Class of Eligible Employees

      The ESPP currently provides that the following classes of employees are excluded from participation: (i) employees who have not completed at least 12 months of continuous service with the Company or its subsidiaries, (ii) employees whose customary employment is for less than 20 hours per week or for less than five months in a calendar year, (iii) all officers of the Company and its subsidiaries, (iv) employees whose annual compensation exceeds $50,000 and (v) employees of IGT - Australia and such other subsidiaries of the Company as the Company may direct. The Board of Directors has determined that it would be in the best interests of the Company and its stockholders to modify the class of employees who are eligible to participate in a manner consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Specifically, the proposed amendment would modify the ESPP to provide that employees of the Company and any subsidiary which has been designated as a participating subsidiary may participate in the ESPP. In addition, the ESPP would provide that the following individuals are excluded from participation: (i) employees who have not completed at least 12 months of continuous service, (ii) employees whose customary employment is for less than 20 hours per week or for less than five months in a calendar year, and (iii) "highly compensated employees" within the meaning of Internal Revenue Code, Section 414(q). In general, under the applicable Code Section, an employee is considered highly compensated if he or she (i) was a five percent owner of the Company at any time during the current year or the preceding year, or
(ii) had compensation from the Company or its subsidiaries in excess of $80,000 (as indexed for inflation) during the preceding year.

Composition of Committee

      The ESPP currently provides that it shall be administered by a committee (the Compensation Committee) of not less than two directors of the Company. The proposed amendment would clarify this to state that the committee shall be composed of "Non-Employee Directors."

Plan  Construction

     The Plan currently does not include a clause for exemptive relief
of  SEC  Rule  16b-3.   The proposed amendment  would  permit  shares
purchased  under  the ESPP to be entitled to the exemptive  relief  of

Rule 16b-3. In general, Rule 16b-3 provides relief for transactions which would otherwise be subject to the prohibitions of Section 16 of the Securities and Exchange Act of 1934 which prohibits profits derived by affiliates from "short swing" trading.

Extension of Term

      The ESPP currently provides that it will expire on February 26, 1997, if not terminated sooner by the Board of Directors. The Board of Directors has determined that it is in the best interests of the Company and its stockholders to extend the term of the ESPP until the earlier of (i) February 26, 2007 or (ii) the date on which all of the Common Stock available under the ESPP has been purchased.

Operation of the ESPP

      The purpose of the ESPP is to assist qualified employees in acquiring a stock ownership interest in the Company. Under the ESPP, each eligible employee may be granted an option to purchase a specific number of shares of the Company's Common Stock at a discount. An employee participates in the ESPP through payroll deductions credited to a bookkeeping account established for the employee. Each participant in the ESPP is deemed to have exercised his or her Option on each exercise date to the extent that the balance then in his or her account under the ESPP is sufficient to purchase, at the "Option price," whole shares of Common Stock of the Company. The "Option price" is 15% below the lower of the fair market value of the Common Stock, as quoted by the New York Stock Exchange, on the grant date or the exercise date. The appropriate number of shares are delivered to each participating employee as soon as practicable after the exercise date, together with any money left in the employee's account which is not sufficient to purchase a whole share of Common Stock. As of January 8, 1997, approximately 1,717 employees of the Company and its subsidiaries were eligible to participate in the ESPP.

      The benefits that would be received by or allocated to eligible employees cannot be determined at this time because an eligible employee's participation in the ESPP and the amount of funds set aside to purchase shares under the ESPP (subject to the limitations discussed above) are entirely within the discretion of the participant. The closing price of the Company's Common Stock on the New York Stock Exchange on January 6, 1997 was $19.00 per share.

Federal Income Tax Consequences

      The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, an employee who elects to participate in an offering under the ESPP will not realize income at the time the offering commences or when the shares purchased under the ESPP are transferred to him or her. The tax consequences to the Company will vary depending on how long the employee holds the shares transferred to him or her. If an employee disposes of such shares after two years from the date the offering of such shares commences and after one year from the date of the transfer of such shares to him or her, the Company will not be entitled to any deduction with respect to the shares. If, however, the employee disposes of the shares purchased under the ESPP within such two-year or one-year period, the Company will be entitled to a deduction from income equal to the amount the employee is required to include as income as a result of such disposition.

Recommendation of Your Board of Directors "FOR" the Proposal

     The Board of Directors has unanimously approved and recommended a vote FOR the proposed amendments to the ESPP as described above.

         PROPOSAL 3 - AMENDMENTS TO THE 1993 STOCK OPTION PLAN

     The Board recommends that the stockholders approve the amendments described below to the Company's 1993 Stock Option Plan (the "Plan"), adopted by the Board of Directors on August 27, 1996.

     The Plan currently provides for incentive and non-qualified stock options to be granted to any officer or other key employee of the Company or of any subsidiary. Non-Employee Directors are eligible to participate in the Plan as described below. The Plan is administered by either the Board or the Compensation Committee of the Board (the "Committee"). The Plan awards are based on the Company's Common Stock, which at January 6, 1997 had a closing price on the New York Stock Exchange of $19.00 per share. A copy of the entire Plan as amended has been attached to this Proxy Statement as Exhibit A. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. For information regarding options and restricted stock awards granted to directors and executive officers of the Company, see "Compensation of Directors" and "Executive Compensation."

Proposed Amendments to the Plan

Share Limits

      The Plan currently provides that the maximum number of shares that may be issued pursuant to Options granted to eligible employees cannot exceed 3,000,000 shares. The amendments adopted by the Board would increase the total number of shares of Common Stock that may be delivered pursuant to Awards under the Plan to 5,000,000 shares, subject to certain adjustments. In addition, the proposed amendments would modify the Plan to provide that the maximum number of shares which may be covered by options and stock appreciation rights that are granted to an individual during any calendar year cannot exceed 1,000,000 shares, subject to certain adjustments.

Transferability Restrictions

       The Plan currently provides that Awards are generally nontransferable. The proposed amendments would clarify the existing transfer restrictions and provide for limited exceptions. The amended Plan would provide that all Awards are non-transferable and will not become subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit Awards to be exercised by certain persons or entities related to a participant for estate and/or tax planning purposes. Incentive stock options and restricted stock awards will be further subject to all applicable transfer restrictions under the Code. Only the participant, subject to the above exceptions, may exercise an Award during the participant's lifetime.

Non-Employee Director Options

      The Plan currently provides that when a Non-Employee Director is first elected to the Board, he or she will be granted an option to acquire 10,000 shares of Common Stock. In addition, the Plan currently provides that non-employee directors who are re-elected to office will receive an annual grant of 4,000 shares, the grant date of which is the date of the director's re-election. The proposed amendments provide that each person who was a Non-Employee Director as of August 27, 1996 was granted on such date, on a one-time basis and subject to stockholder approval, an option to acquire 2,000 shares of Common Stock. The proposed amendments further provide that, commencing in 1997, the number of shares covered by each annual option granted to a Non-Employee Director as of the date he or she is re-elected will be increased to 6,000 shares.

Stock Appreciation Rights

     The Plan, as amended, will permit the grant of stock appreciation rights. A stock appreciation right is the right to receive payment based on the appreciation in the fair market value of the Common Stock from the date of grant to the date of exercise. As determined by the Committee, such amount may be paid in cash, in shares of Common Stock or a combination thereof. A stock appreciation right is exercisable at such time, and to the extent, the related option is exercisable, or as may otherwise be provided in the applicable Award Agreement.

Restricted Stock Awards

      The Plan, as amended, will permit the grant of restricted stock awards. A restricted stock award is an award of a fixed number of shares of Common Stock subject to vesting requirements and other restrictions. The Committee specifies the price, if any, the participant must pay for such shares and the restrictions imposed on such shares. Restricted stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period. Stock certificates evidencing shares of restricted stock will bear a legend referencing any applicable restrictions. Unless otherwise provided in the applicable Award Agreement, the recipient of a restricted stock award is entitled to receive any dividends and exercise voting rights pertaining to such shares prior to the time they have vested.

      The Board of Directors has determined, subject to stockholder approval of the proposed amendments to the Plan, to grant each of Mr. Ciorciari, Mr, McKay, Mr. McMonigle and Mr. Pike a restricted stock award of 50,000 shares of the Company's Common Stock at a price of $.01 per share. In each case, 40% of the restricted shares will vest in August 1999 and the balance will vest in August 2001. The value of each of these awards, without taking into account the diminution in value attributable to the restrictions applicable to the shares, is $949,500 based on the $19.00 per share closing price of the Company's Common Stock on the New York Stock Exchange on January 6, 1997.

Performance Share Awards and Stock Bonuses

      The Plan, as amended, will permit the grant of performance share awards and stock bonuses. The amount of cash or shares or other property that may be deliverable pursuant to such a performance share award is based upon the degree of attainment over a specified period of such measure(s) of performance of the Company (or any part thereof) or the participant as may be established by the Committee. The Committee, in its discretion, may also grant a stock bonus to any eligible employee. A stock bonus is an award of shares of Common Stock for no consideration other than past services.

      Without limiting the generality of the foregoing, the Plan, as amended, will permit the Committee to grant certain other types of Awards ("Performance-Based Awards") which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Options and stock appreciation rights that are granted at fair market value are intended to qualify as Performance-Based Awards. In addition, other share-based awards may be granted under the Plan and are intended to qualify as Performance-Based Awards. The Plan also provides for the grant of Performance-Based Awards that are payable only in cash ("Cash-Based Awards").

     The eligible class of persons for Performance-Based Awards is all executive officers of the Company. The maximum number of shares of Common Stock which may be delivered pursuant to all Awards that are granted as Performance-Based Awards to any participant in any calendar year may not exceed 1,000,000 shares (subject to adjustment) and the annual aggregate amount of compensation that may be paid to any participant in respect of Cash-Based Awards may not exceed $1,000,000.

     The performance goals for Performance-Based awards are any one or a combination of Earnings Per Share, Return on Equity, Total Stockholder Return and Cash Flow (each as defined in the Plan). These goals will be applied over performance cycles as determined by the Committee. Specific cycles and target levels of performance, as well as the award levels, will be determined by the Committee not later than the applicable deadline under Section 162(m) of the Code and in any event at the time when achievement of such targets is substantially uncertain. Appropriate adjustments to goals and targets may be made by the Committee based upon objective criteria in the case of certain events that were not anticipated at the time goals were established. The Company believes that specific performance targets (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect the Company or mislead the public.

      The Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under Performance-Based Awards prior to payment. The Committee may retain discretion to reduce, but not increase, the amount payable under a Performance-Based Award, notwithstanding the achievement of targeted performance goals. Performance-Based Awards may be fully accelerated or the Committee may provide for partial credit in the event of a Change in Control Event or in certain other circumstances that the Committee may determine.

Other Existing Features of the Plan

      In addition to the types of Awards described above, the Company may grant nonqualifed and incentive stock options under the Plan to eligible employees. The Committee from time to time may authorize for employees, generally or in specific cases only, any adjustment in the exercise price of, the number of shares subject to, the restrictions upon or the term of an option granted under the Plan by cancellation of an outstanding option and a subsequent regranting of an option, by amendment, by substitution of an outstanding option, by waiver or by other legally valid means. Under the Plan, the Committee has the authority to designate in each Award the effect of a termination from service or employment. The period during which a non-employee director may exercise his or her options following a termination from service on the Board is established by the terms of the Plan. Upon the occurrence of certain events relating to the Company, Awards will be accelerated unless the Committee determines otherwise. The authority to grant new Awards under the Plan will terminate on September 22, 2002, unless the Plan is terminated prior to that time by the Board. The Board may amend the Plan, except that stockholder approval is required with respect to amendments which increase the shares available for issuance under the Plan, materially increase the benefits accruing to participants or materially change the participation requirements.

Federal Income Tax Consequences

      With respect to nonqualifed stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualifed stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance share awards generally are subject to tax at the time of payment; unconditional stock bonuses are generally subject to tax measured by the value of the payment received; and Cash-Based Awards generally are subject to tax at the time of payment; in each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income. If an Award is accelerated under the Plan, the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct such compensation in certain circumstances.

Recommendation of Your Board of Directors "FOR" the Proposal

      The Board of Directors has unanimously approved and recommends a vote FOR the approval of the proposed amendments to the 1993 Stock Option Plan as described above. Stockholders should note that because outside Directors have received and continue to receive (subject to re-election) stock options under Article VII of the Plan, all current outside Directors of the Company may have a personal interest in the proposal and its approval by stockholders. However, the members of the Board believe that the proposed amendments to the Plan are in the best interest of the Company and its stockholders.


                           OTHER INFORMATION
Executive Officers
      The following table sets forth the names and ages of the executive officers of the Company, all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

Name                          Age        Title
Charles N. Mathewson          68         Chief Executive Officer

G. Thomas Baker               54         President, Chief Operating Officer,
                                         and Chief Financial Officer

Robert M. McMonigle           52         Executive  Vice  President,
                                         Corporate Relations and
                                         North American Sales

Raymond D. Pike               49         Executive Vice President,
                                         Corporate Development

Robert A. Bittman             42         Executive Vice President,
                                         Product Development


Anthony Ciorciari             49         Vice President, Operations

Brian McKay                   52         Vice President,  General Counsel,
                                         Secretary and Treasurer

Maureen T. Imus               37         Vice President, Finance


      For a description of Mr. Mathewson's background, see "Proposal 1-Election of Directors."

      Mr. Baker rejoined the Company in March 1996 as its President, Chief Operating Officer and Chief Financial Officer. Mr. Baker was Senior Vice President and Chief Financial Officer of Boomtown Hotels & Casinos from August 1995 to March 1996. Mr. Baker first joined IGT in September 1988 as its Vice President of Finance and Administration and Chief Financial Officer. In October 1991, Mr. Baker was named Vice President of Finance, Chief Financial Officer and Treasurer of the
Company. He was named Executive Vice President, Corporate Finance; Chief Financial Officer and Treasurer in September 1993. From August 1985 to September 1988, he was Chief Financial Officer for Evans Rents, an upscale furniture rental company in Los Angeles, California. From April 1979 until August 1985, Mr. Baker was the Chief Financial Officer at Aurora Productions, an independent motion picture production company in Los Angeles, California. Mr. Baker has a Bachelor of Science degree in Business Administration and Liberal Arts from Upper Iowa University.

      Mr. McMonigle joined the Company as a Sales Manager in March of 1986. From April 1987 until October 1989, Mr. McMonigle was the Director of Sales for the Company and from October 1989 until September 1991 he was Vice President, Sales for the Company. From September 1991 to September 1993 he served as Executive Vice President of Sales for the Company. In September 1993, Mr. McMonigle was promoted to Executive Vice President, Corporate Relations and North American Sales for the Company. Prior to joining the Company, from September 1984 through March 1986, Mr. McMonigle served as Regional
Sales Manager at American Protective Services located in Oakland, California. From March 1979 through July 1984, Mr. McMonigle was employed by ARA Services, Inc. as Regional Vice President in Los Angeles, and prior to that was employed from 1975 to 1979 as Director of Circulation for Straight Arrow Publishing in New York, publishers of "Rolling Stone" and "Outside" magazines. Prior to that, Mr. McMonigle was with Readers Digest in Pleasantville, New York. Mr. McMonigle is a graduate of Southeast Missouri State University with a Bachelor's Degree in Business Administration.

      Mr. Pike joined the Company as its General Counsel in December 1980 and served as its Chief Counsel and Secretary from June 1981 until January 1994, was named Vice President in 1983, Senior Vice President in February 1988, Executive Vice President, Corporate Development for the Company in September 1993 and Executive Vice President, Corporate Development in April 1995. He is currently a Trustee of the International Association of Gaming Attorneys and the National Council on Problem Gaming and serves as Vice Chairman of the Gaming Law Committee of the American Bar Association. He received his law degree from Boalt Hall, the University of California, Berkeley, in 1973. From September 1974 to December 1977, Mr. Pike was an Assistant United States Attorney for the District of Nevada. He then spent one year in the private practice of law as an associate with Lionel Sawyer & Collins before becoming the Deputy Attorney General for the State of Nevada/Chief of the Gaming Division. He held the latter position from December 1978 until joining the Company in December 1980.

      Mr. Bittman rejoined the Company in March 1996 as Executive Vice President, Product Development. He originally joined the Company in 1985 as Marketing Research Analyst and was subsequently named Director of Marketing. He was promoted to Vice President of Marketing in 1988. In December 1995, Mr. Bittman resigned to join Casino Data Systems as President of the CDS Gaming Systems Division. Mr. Bittman rejoined the Company before commencing work for Casino Data Systems. From 1980 to 1985, Mr. Bittman worked for Caesars Tahoe in all phases of slot management, including two years as Director of Slot Operations. Mr. Bittman has degrees in Psychology from New York University and Systems Analysis from the University of Nevada, Reno.

      Mr. Ciorciari joined the Company as Vice President of Operations in January 1994, with responsibility for worldwide manufacturing, procurement, corporate facilities and services. He has more than 26 years experience in U.S. and international manufacturing at Digital Equipment Company. From June 1987 through December 1993, Mr. Ciorciari was General Manager of the Digital manufacturing operations in Albuquerque, New Mexico and Chihuahua, Mexico. In this position, he was responsible for approximately 1,600 people and the manufacturing and supply of Digital's workstation and systems product lines.

      Mr. McKay joined the Company in January 1994 as General Counsel and Corporate Secretary. In June 1994, he was promoted to Vice President, General Counsel and Corporate Secretary. From 1982 to 1990, Mr. McKay served two terms as Nevada's Attorney General, during which time he also served as Chairman of the Conference of Western Attorneys General. From 1990 to 1993, Mr. McKay was a partner in the administrative law and litigation departments of the law firm of Lionel Sawyer & Collins in Reno, Nevada. Mr. McKay serves as a member of the Board of Directors for the National Center for Responsible Gaming. Mr. McKay serves as Chairman of the Commission on Nuclear
Projects for the State of Nevada, and is a member of the Board of Trustees of the International Association of Gaming Attorneys. From 1992 to 1995 he served as Chairman of the Nevada Republican Party. Mr. McKay was a Deputy Attorney General for the State of Nevada from 1975 to 1979. Mr. McKay received his law degree in 1974 from Albany Law School of Union University.

     Ms. Imus was named Vice President of Finance of the Company in May 1996. Ms. Imus holds the senior financial position in the Company and directs investor relations, financial planning and analysis, corporate
accounting,   treasury   management,  tax,  and   information   system
functions.   Ms.  Imus joined the Company in January  1989  as  Senior
Financial Analyst. In December 1991, she was promoted to Manager of Finance and then to Director of Finance in October 1993. Ms. Imus has a Bachelor of Science degree from the University of Texas and a
Masters  of   Business Administration from the University  of  Nevada,
Reno.

Equity Security Ownership of Management and Other Beneficial Owners

      The following table sets forth information as of December 31, 1996 with respect to the beneficial ownership of the Company's Common Stock by all directors, the officers named in the Summary Compensation Table, and all executive officers and directors of the Company as a group. There is no person or group known to the Company to be the beneficial owner of more than five percent of the Company's common stock as of December 31, 1996. The Company has no other class of equity securities outstanding.

                        Shares of the Company's Common Stock
                                         Options
                                      Exercisable    Beneficially  Percent of
Name of Beneficial Owner     Owned   within 60 days    Owned<F1>    Class<F2>
G. Thomas Baker              74,996    122,684         197,680      0.16 %

Robert A. Bittman           246,000<F3>      -         246,000      0.20

Albert J. Crosson           249,000    418,001<F4>     667,001      0.53

Wilbur K. Keating             4,718     14,668          19,386      0.02

Charles N. Mathewson      2,649,324  1,012,714<F4>   3,662,038      2.91

Robert M. McMonigle          34,400    148,238         182,638      0.15

Warren L. Nelson            204,048     18,001         222,049      0.18

Raymond D. Pike              15,066        622          15,688      0.01

Frederick B. Rentschler           -     18,001          18,001      0.01

John J. Russell              58,322      1,334          59,656      0.05

Rockwell A. Schnabel         25,002     10,668          35,670      0.03

Claudine B. Williams        129,940     14,668         144,608      0.11

All executive officers and
directors as a group
(15 persons)              3,696,949  1,813,097       5,510,046      4.38


<F1>  Includes  shares  which may be purchased upon exercise  of  options exercisable within 60 days of December 31, 1996.

<F2>  Any  securities  not outstanding which are subject  to  options  or conversion privileges which are exercisable within 60 days of December 31, 1996 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

<F3>  Includes  certain  shares granted pursuant to  a  restricted  stock award.  See "Executive Compensation."

<F4>  Mr.  Mathewson  was granted options to purchase 2,906  shares  in
December 1996 at an exercise price of $10.75 under the annual grant of
stock  awards to key employees.   Mr. Mathewson, upon his  appointment
to Chief Executive Officer in February 1996, was granted 1,000,000 options at an exercise price of $13.25. These options were fully vested in December 1996. Additionally, Mr. Crosson, Vice Chairman of the Board of Directors, was granted 400,000 options at an exercise price of $15.50 in July 1996 when he became Vice Chairman of the Board. These options were fully vested in December 1996.

Executive Compensation

Summary Compensation Table

      The following table summarizes all compensation paid to the persons who held the position of Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "Named Officers") for the years ended September 30, 1996, 1995 and 1994.


                               Annual  Compensation      Long-Term Compensation
                                                                      Securities
                                                          Restricted  Underlying
                                                            Stock      Options         All
                                                                                      Other
Name and Principal Position  Year  Salary<F1>   Bonus<F1>   Awards    Granted<F2>  Compensation
Charles N. Mathewson<F4>     1996  $100,001<F5> $      -   $       -  1,002,906  $  27,216
 Chairman of the Board of    1995    60,000      165,000           -      2,600     19,042
 Directors and Chief         1994   160,000      140,000           -      6,653     54,539
 Executive Officer

John J. Russell<F4>          1996   117,704            -           -      4,000    635,756
 Chief Executive Officer     1995   300,000      215,000           -      6,153     54,894
                             1994   287,706      283,884           -      6,084     71,706

David P. Hanlon<F4>          1996   155,769      190,385           -      4,500  1,957,225
 President, Chief Executive  1995   377,308      476,154           -    500,000    148,571
 Officer and Chief Financial
 Officer

G. Thomas Baker              1996   230,769<F6>  381,000           -    500,000      4,062
 President, Chief Operating  1995   147,927        7,000           -     33,416     28,765
 Officer,and Chief Financial 1994   151,906      156,000           -     13,680     43,114
 Officer

Robert A. Bittman            1996   203,846      390,000  $3,119,625<F7>      -     17,493
 Executive Vice President,   1995   177,644      150,000           -     62,915     50,152
 Product Development         1994   160,144      175,000           -     28,449     50,397

Robert M. McMonigle          1996   185,494      185,000           -      3,240     36,256
 Executive Vice President,   1995   182,000      125,000           -     15,746     45,150
 Corporate Relations and     1994   175,030      175,000           -      4,187     56,365
 North American  Sales

Raymond D. Pike              1996   181,625      165,000           -      3,100     30,631
 Executive Vice President    1995   162,750      123,500           -     32,888     37,103
 Corporate Development       1994   158,279      160,000           -     13,798     44,488

<F1>  Amounts shown include base compensation earned and received by executive officers. No non-cash compensation was paid as salary or as a bonus during fiscal 1996.

<F2>  Amounts  represent options to purchase the number of  shares  of  Common
Stock shown.

<F3>  Amounts shown represent contributions by the Company to the accounts  of the  identified  executive  officers under the Company's  qualified  profit
sharing  plan  and  payments under the Company's cash  sharing  plan.   See
"Employee Incentive Plans" for a description of these plans. In 1996, the amount for Mr. Russell includes payments in connection with his resignation from the Company of $600,000.The payments to Mr. Hanlon in 1996 include
payments   of  $1,859,800  related  to  the  termination  of  Mr.  Hanlon's employment agreement. In addition, the amount for Mr. Hanlon, in 1995, includes reimbursement of $112,700 in relocation costs incurred by Mr. Hanlon.


<F4> In December 1995, Mr. Russell resigned as Chief Executive Officer and Mr.
Hanlon became President and Chief Executive Officer. In February 1996, Mr. Hanlon resigned from all positions held with the Company and Mr. Mathewson became Chief Executive Officer.

<F5>  During the period from October 1995 to February 1996, Mr. Mathewson  had an annual base salary of $260,000. Commencing with his appointment to Chief Executive Officer, he does not receive a base salary.

<F6>  Mr. Baker became President, Chief Operating Officer, and Chief Financial
Officer in February 1996.  Mr. Baker's annual base salary is $375,000.

<F7>  A  restricted stock award was made to Mr. Bittman on March 18, 1996.   A
total  of  225,000 shares was awarded for a price of $.01 per  share.   The
award vests in three equal installments upon the second, third and fifth anniversaries of the award. Dividends on the shares issued are paid to Mr.
Bittman.   The  unvested  shares  issued to  Mr.  Bittman  are  subject  to repurchase  by  the  Company at $.01 per share if Mr. Bittman's  employment
terminates  for certain reasons prior to the vesting of such  shares.   The
dollar  value  of  the shares issued, as presented, is based  on  the  fair market value of the stock at the date of grant and does not take into account any diminution in value attributable to restrictions applicable to
these  shares.   The  dollar value of the shares issued was  $4,610,250  at
September 30, 1996.


Options

      The tables below set forth certain information regarding options granted to the Named Officers during fiscal 1996.

Option Grants In Last Fiscal Year

                                 Individual Grants
                                    Percent of
                                       Total                             Potential Realizable
                          Number of   Options    Exercise              Value at Assumed Annual
                         Securities  Granted to   or Base                Rates of Stock Price
                         Underlying  Employees     Price                   Appreciation
                          Options       in          Per   Expiration      for Option Term<F1>
Name                      Granted<F1> Fiscal Year   Share     Date         5%        10%
Charles N. Mathewson        2,906       .12%      $10.75   12/29/05   $   19,646  $    49,788
                        1,000,000<F2> 39.58        13.25    2/13/06    8,332,854   21,117,088

John J. Russell             4,000       .16        13.63    2/20/06       34,275       86,859
David P. Hanlon             4,500       .18        10.75    5/20/96          934        1,841

G. Thomas Baker           500,000     19.79        13.25    2/20/06    4,176,529   10,589,982

Robert A. Bittman               -         -            -          -            -            -

Robert M. McMonigle         3,240       .13        10.75   12/29/05       21,904       55,510

Raymond D. Pike             3,100       .12        10.75   12/29/05       20,958       53,111



<F1>  The  options  have  a  ten year term and are generally  exercisable commencing 12 months after the grant date, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fifth anniversary date.

<F2>  Mr. Mathewson, upon his appointment to Chief Executive Officer in
February 1996, was granted 1,000,000 options at an exercise price of $13.25. These options were fully vested in December 1996.


Aggregated Option Exercises In Last Fiscal Year and Fiscal  Year-End Option
Values



                                               Number of Securities        Value of Unexercised
                      Options  Exercised       Securities Underlying     In-The-Money Options
                      Shares     Value          Options at 09/30/96           at 09/30/96
Name                 Acquired   Realized<F1> Exercisable Unexercisable  Exercisable  Unexercisable
Charles N. Mathewson        -          -        8,262    1,014,057      $    4,030  $7,294,454
John J. Russell       164,218 $1,140,986            -        4,000               -      27,500
David P. Hanlon         4,500     23,625            -            -               -           -
G. Thomas Baker             -          -       22,684      526,732         284,151   3,832,173
Robert A. Bittman           -          -            -            -               -           -
Robert M. McMonigle         -          -      143,590       19,836       2,366,671     179,709
Raymond D. Pike        22,576    247,444            2       29,410              16     234,128

<F1>  Market value of the underlying securities at the exercise  date  or year-end, as the case may be, less the exercise price of "in-the-money" options.

Employee Incentive Plans

      Under a discretionary program effective January 1, 1986 and reviewable annually by the Company's Board of Directors, in fiscal 1996 the Company contributed, in the aggregate, 11% of consolidated operating profits before incentives compensation expenses (excluding IGT-Australia) equally to three employee incentive plans: the profit sharing and 401(k) plan; the cash sharing plan; and the management bonus plan. The total annual contribution under all three plans was $21.8 million in fiscal 1996.

      The profit sharing plan was originally adopted in 1980 for the Company's employees working in the United States. Benefits vest over a seven year period of employment. Effective January 1, 1993, the Company began distributing a portion of the profit sharing plan contribution under a 401(k) retirement plan matching program. Per the plan agreement, the Company matches 100% of employee contributions up to $500 and an additional 50% of the next $500 contributed by the employee. This allows for maximum annual Company contributions of $750 to each employee's 401(k) account. These contributions vest immediately. The Company's foreign subsidiaries have similar retirement plans.

      The cash sharing plan calls for semi-annual distributions to all non IGT-Australia employees. IGT-Australia has a similar plan. The management bonuses under the management bonus plan are paid out annually to key employees throughout the Company.

Employment Contracts

      G. Thomas Baker was named President, Chief Operating Officer and Chief Financial Officer on February 19, 1996. Pursuant to a one year employment agreement, he receives a base salary of $375,000. Mr. Baker was also granted stock options for 500,000 shares in February 1996, at an exercise price of $13.25, which vest at the rate of 20% per year. Mr. Baker is eligible to participate in the Company's profit sharing, cash sharing, and management bonus plans (see "Employee Incentive Plans").

     Robert A. Bittman was appointed Executive Vice President, Product Development of the Company effective March 18, 1996. The Company entered into a five year employment agreement with Mr. Bittman in March 1996 providing for an annual base salary of $250,000 and a one-time cash payment of $150,000, paid upon the commencement of his employment. Mr. Bittman is also eligible to participate in the Company's profit sharing, cash sharing and management bonus plans (see "Employee Incentive Plans"). Additionally, Mr. Bittman was granted a restricted stock award for 225,000 shares at a price of $.01 share. The awards vest in three equal installments upon the second, third and fifth anniversaries of the award (see "Summary Compensation Table"). The unvested shares issued to Mr. Bittman are subject to repurchase by the Company at $.01 per share if Mr. Bittman's employment terminates for certain reasons prior to the vesting of such shares.

      Effective February 12, 1996, David P. Hanlon resigned his positions of President, Chief Executive Officer, and Chief Financial Officer of the Company. The Company entered into a Resignation and General Release Agreement with Mr. Hanlon in February 1996. Under the agreement, the sum of $1,859,800 was paid to Mr. Hanlon as due under his employment agreement dated December 1, 1994. All options granted to Mr. Hanlon during his employment with the Company became fully vested and were exercisable until May 20, 1996.

Compliance with Section 16(a) of the Securities Act of 1934

      The following report filed under Section 16(a) of the Securities Exchange Act of 1934 during or with respect to the fiscal year ended September 30, 1996 was not filed on a timely basis: a Form 4 reporting the award of 225,000 restricted shares to Robert A. Bittman on April 10, 1996.

Relationship with Independent Public Accountants

     The Company has selected Deloitte & Touche llp as its independent accountants for the year ended September 30, 1997.

      A representative of Deloitte & Touche llp will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and will respond to appropriate questions.


THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.


     BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors, consisting entirely of non-employee directors, is responsible for oversight of executive compensation, review of the Company's overall compensation programs, and administration of certain of the Company's incentive compensation programs.

Compensation Philosophy

      Generally, the Company's compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's short and long-term profitability, growth and return to stockholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance. The incentive cash bonuses received by the Named Officers in the Summary Compensation Table under the Company's management bonus plan comprised on average approximately 41% of their total salary and bonus compensation for fiscal 1996.

Executive Compensation

      The Company's management bonus plan is a cash-based incentive program, and for fiscal year 1996, was based on the Company's income from operations. Individual cash bonus awards were made to the executive officers because the Committee believes such awards provide appropriate performance incentives. Individual cash bonus awards for executive officers other than the Chief Executive Officer and the President and Chief Operating Officer were determined for fiscal 1996 jointly by the then Chief Executive Officer, Mr. Mathewson, and President and Chief Operating Officer, Mr. Baker, based on a qualitative evaluation of each officer's individual performance.

     Executive officers also participate in benefit plans available to employees as described under "Employee Incentive Plans."

      The Committee also uses stock option awards made under the Stock Option Plan for Key Employees of International Game Technology and the International Game Technology 1993 Stock Option Plan (the "Stock Option Plans") to provide incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the Common Stock of the Company on the date of the grant, and typically vest at the rate of 20% per year over five years with exercisability dependent on continued employment.

      All executive officers received a stock option award under the Stock Option Plans in fiscal 1996. The Committee also periodically approves additional stock option awards for eligible individuals, including executive officers, based on individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

      To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to the Company and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, necessarily limit executive compensation to that which is deductible. For the near term, executive compensation paid to the Company's executive officers, is expected to remain tax deductible under Section 162(m).

Chief Executive Compensation

      Mr. Russell served as the Chief Executive Officer of the Company during fiscal 1996, until his resignation on December 31, 1995. He received a base salary of $300,000 during fiscal 1996 pursuant to the terms of his then existing employment agreement. For his services to the Company over a period of ten years, the Committee approved a one-time lump sum payment of $600,000 to Mr. Russell upon his resignation.

      On January 1, 1996, Mr. Hanlon was named Chief Executive Officer of the Company. He served in this position until his resignation on February 12, 1996. Mr. Hanlon had a base salary in fiscal 1996 of $450,000 pursuant to the terms of his three-year employment agreement, dated December 1, 1994. Upon his resignation, Mr. Hanlon received $1,859,800 in connection with the termination of his employment agreement. Mr. Hanlon was granted 4,500 options during fiscal 1996.

      Mr. Mathewson became Chief Executive Officer of the Company on February 12, 1996. As Chief Executive Officer, he receives no base salary. The Committee, based on its subjective evaluation of Mr. Mathewson's performance, granted Mr. Mathewson a stock option in February 1996, to acquire 1,000,000 shares of the Company's Common Stock, all of such options were fully vested in December 1996 by action of the Committee.

                         COMPENSATION COMMITTEE

                         Frederick B. Rentschler, Chairman
                         Warren L. Nelson
                         Claudine B. Williams

                           PERFORMANCE GRAPH

      The following graph reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in the Company's Common Stock for the five-year period from September 30, 1991 through September 30, 1996 in comparison to the Standard and Poor's 500 Composite Index and a Peer Group. The comparisons are not intended to forecast or be indicative of possible future performance of the Company's Stock.






    September 30,          1991   1992    1993   1994    1995   1996
  International Game        100    321     630    327     216    331
   Technology
  Current Peer Group        100    112     152     93     123    141
  Former Peer Group         100    112     147     96     106    128
  S & P 500                 100    111     125    130     169    203


     The former peer group consisted of WMS Industries, Inc. and Video Lottery Technologies, Inc. The current peer group includes the companies in the former peer group as well as Casino Data Systems ("CDS") and GTECH. CDS was added due to its introduction of proprietary linked gaming systems. Due to the Company's involvement in the video lottery market, GTECH was also included in the current peer group.

                                GENERAL

      The Company's Annual Report to Stockholders, containing audited financial statements, accompanies this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the notice and described in the Proxy Statement. If, however, any matter incident to the conduct of the meeting or other business shall properly come before the meeting, it is intended that the proxies will be voted in respect of any such matters or other business in accordance with the best judgment of the persons acting under the proxies, and discretionary authority to do so is included in the proxy.

BY ORDER OF THE BOARD OF DIRECTORS


Brian McKay
Secretary

Reno, Nevada
January 14,  1997

                               EXHIBIT A

















                     INTERNATIONAL GAME TECHNOLOGY
                        1993 STOCK OPTION PLAN

        (Amended and Restated Effective as of August 27, 1996)

                              TABLE OF CONTENTS
                                                                         Page
          I.    THE PLAN                                                  A-1
          1.1   Purpose                                                   A-1
          1.2   Administration and Authorization; Power and Procedure     A-1
          1.3   Participation                                             A-2
          1.4   Shares Available for Awards; Share Limits                 A-2
          1.5   Grant of Awards                                           A-2
          1.6   Award Period                                              A-2
          1.7   Limitations on Exercise and Vesting of Awards             A-2
          1.8   Acceptance of Notes to Finance Exercise                   A-3
          1.9   No Transferability                                        A-3

          II.   EMPLOYEE OPTIONS                                          A-4
          2.1   Grants                                                    A-4
          2.2   Option Price                                              A-4
          2.3   Limitations on Grant and Terms of Incentive Stock Options A-4
          2.4   Limits on 10% Holders                                     A-5
          2.5   Option Repricing/Cancellation and Regrant/Waiver of
                 Restrictions                                             A-5

          III.  STOCK APPRECIATION RIGHTS                                 A-5
          3.1   Grants                                                    A-5
          3.2   Exercise of Stock Appreciation Rights                     A-5
          3.3   Payment                                                   A-5

          IV.   RESTRICTED STOCK AWARDS                                   A-6
          4.1   Grants                                                    A-6
          4.2   Restrictions                                              A-6
          4.3   Return to the Corporation                                 A-6

          V.    PERFORMANCE SHARE AWARDS AND STOCK BONUSES                A-6
          5.1   Grants of Performance Share Awards                        A-6
          5.2   Special Performance-Based Share Awards                    A-7
          5.3   Grants of Stock Bonuses                                   A-8
          5.4   Deferred Payments                                         A-8

          VI.   OTHER PROVISIONS                                          A-8
          6.1   Rights of Eligible Employees, Participants and
                 Beneficiaries                                            A-8
          6.2   Adjustments; Acceleration                                 A-8
          6.3   Effect of Termination of Employment                       A-9
          6.4   Compliance with Laws                                      A-9
          6.5   Tax Withholding                                           A-9
          6.6   Plan Amendment, Termination and Suspension               A-10
          6.7   Privileges of Stock Ownership                            A-10
          6.8   Effective Date of the Plan                               A-10
          6.9   Term of the Plan                                         A-10
          6.10  Governing Law; Construction; Severability                A-10
          6.11  Captions                                                 A-11
          6.12  Effect of Change of Subsidiary Status                    A-11
          6.13  Non-Exclusivity of Plan                                  A-11

          VII.  NON-EMPLOYEE DIRECTOR OPTIONS                            A-11
          7.1   Participation                                            A-11
          7.2   Annual Option Grants                                     A-11
          7.3   Option Price                                             A-11
          7.4   Option Period and Exercisability                         A-12
          7.5   Termination of Directorship                              A-12
          7.6   Adjustments                                              A-12
          7.7   Acceleration Upon a Change in Control Event              A-12

          VIII. DEFINITIONS                                              A-12
          8.1   Definitions                                              A-12

                    INTERNATIONAL GAME TECHNOLOGY
                     1993 STOCK OPTION PLAN
     (Amended and Restated Effective as of August 27, 1996)

                            THE PLAN
Purpose

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with Awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article VII. "Corporation" means International Game Technology, a Nevada corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VIII.

Administration and Authorization; Power and Procedure

     Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

     Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

                 to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

                 to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such individuals, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

                 to approve the forms of Award Agreements (which need not be identical either as to type of Award or as among Participants);

                to construe and interpret this Plan and any agreements
     defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                 to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

                 to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

                 to  make all other determinations and take such other
     action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article VII relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating.

     Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

     Delegation.    The  Committee  may  delegate  ministerial,   non-
discretionary   functions  to  a  third-party  administrator   or   to
individuals who are officers or employees of the Company.

Participation

     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Options except for Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article VII.

Shares Available for Awards; Share Limits

      Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards, including Incentive Stock Options, granted under this Plan shall not exceed 5,000,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered to Non-Employee Directors issued under the provisions of Article VII shall not exceed 250,000 shares. The maximum number of shares subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 1,000,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by Section 6.2.

     Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

Grant of Awards

      Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

Award Period

      Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

Limitations on Exercise and Vesting of Awards

      Exercise. Unless the Committee expressly provides otherwise, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

     Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with the required any payment made in accordance with Section 2.2(b) or 7.3, as the case may be.

     Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

Acceptance of Notes to Finance Exercise

     The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

           The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

           The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

           The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

           If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Employee Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Employee Participant subsequent to such termination.

           If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

           The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

No Transferability

      (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

     (b) Exceptions. The Committee may permit Awards to be exercised by certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

      (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

          (i)   transfers to the Corporation,

                     (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                    (iii) transfers pursuant to a QDRO if approved or ratified by the Committee,

                     (iv) if the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                      (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

      (d) Limitations on Incentive Stock Options and Restricted Stock Awards. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

                        EMPLOYEE OPTIONS

Grants

      One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

Option Price

     Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Option is granted, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the Award Date.

      Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer;
(ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

Limitations on Grant and Terms of Incentive Stock Options

     100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     Option  Period.   Each  Incentive Stock  Option  and  all  rights
thereunder shall expire no later than ten years after the Award Date.

     Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

Limits on 10% Holders

      No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     Cancellation and Regrant/Waiver of Restrictions

      Subject to Section 1.4 and Section 6.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

                    STOCK APPRECIATION RIGHTS

Grants

      In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Employee either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of
Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

Exercise of Stock Appreciation Rights

     (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

      (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, the number of underlying shares of Common Stock therefore subject to a related Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall be reduced by the number of underlying shares as to which the exercise related, unless the Award
Agreement otherwise provides.

      (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

Payment

      (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

            (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

           (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

      (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

                    RESTRICTED STOCK AWARDS

Grants

      The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent to which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than 12 months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

Restrictions

      (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

      (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

      (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

Return to the Corporation

      Unless the Committee otherwise expressly provides, restricted shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

           PERFORMANCE SHARE AWARDS AND STOCK BONUSES

Grants of Performance Share Awards

      The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

Special Performance-Based Share Awards

     Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

       (a)   Eligible  Class.   The  eligible  class  of  persons  for
Performance-Based Awards under this Section shall be the executive officers of the Corporation.

      (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under
Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

      (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 1,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are canceled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

     (d) Committee Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

     (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

     (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spin-off, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

Grants of Stock Bonuses

     The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

Deferred Payments

      The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

                        OTHER PROVISIONS

Rights of Eligible Employees, Participants and Beneficiaries

      Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

     No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

     Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

Adjustments; Acceleration

     Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock on a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or
(2)  in  the  case of an extraordinary dividend or other distribution,
recapitalization,     reclassification,    merger,     reorganization,
consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto.

     Acceleration  of  Awards  Upon Change  in  Control.   As  to  any
Eligible Employee Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event
(i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant; provided, however, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including, without limitation, Section 422 of the Code.

     Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article VII) has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change in Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

Effect of Termination of Employment

     The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

Compliance with Laws

     This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

Tax Withholding

     Cash or Shares. Upon any exercise, vesting or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

     Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

Plan Amendment, Termination and Suspension

     Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     Stockholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval only to the extent then required by Section 422 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

     Amendment to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

     Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

Privileges of Stock Ownership

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholders for which a record date is prior to such date of delivery.

Effective Date of the Plan

      This Plan was originally effective as of September 22, 1992 ("Effective Date"), the date of Board approval, and was subject to stockholder approval within 12 months thereafter. The Plan is hereby amended and restated in its entirety, effective as of August 27, 1996.

Term of the Plan

     No Award shall be granted more than ten years after the Effective Date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

Governing Law; Construction; Severability

     Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

     Severability.   If  any provision shall be held  by  a  court  of
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     Plan Construction.
          (1) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

           (2) Section 162(m). It is the further intent of the Company that Options and Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance Share Awards under Section 5.2 of the Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

Captions

      Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Effect of Change of Subsidiary Status

      For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

Non-Exclusivity of Plan

      Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                 NON-EMPLOYEE DIRECTOR OPTIONS

Participation

     Options under this Article VII shall be made only to Non-Employee
Directors.

Annual Option Grants

     Time of Initial Grant. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board of Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 10,000 shares.

     Subsequent Annual Options. In each calendar year during the term of the Plan, commencing in 1994, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 4,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election). In addition, subject to stockholder approval at the 1997 Annual Stockholders Meeting, each person who is a Non-Employee Director on August 27, 1996 shall be granted on a one-time basis without further action on Option to purchase 2,000 shares of Common Stock (the Award Date of which shall be August 27, 1996, the date of Board approval of this amendment). Furthermore, notwithstanding the first sentence of this subsection (b), but subject to stockholder approval at the 1997 Annual Stockholders Meeting, in each calendar year during the remaining term of the Plan, (commencing in 1997), the grant described in the first sentence of this subsection shall not be made and instead there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 6,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election).

     Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than 50,000 shares on exercise of all Options optioned under this Section 7.2.

Option Price

      The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of

Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

Option Period and Exercisability

      Each Option granted under this Article VII and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall become exercisable at the rate of 33-1/3% per year, on the first, second and third anniversaries of the Award Date.

Termination of Directorship

     If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised within a period of thirty (30) days after the date of such termination or until the expiration of the stated term, whichever first occurs.

Adjustments

      Options granted under this Article VII shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's action in respect thereof satisfy applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

Acceleration Upon a Change in Control Event

      Upon the occurrence of a Change in Control Event, each Option granted under Section 7.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article VII is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 7.6 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                           DEFINITIONS

Definitions

     "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, Cash-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

     "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

     "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

     "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of the descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "Board" shall mean the Board of Directors of the Corporation.

     "Cash-Based Awards" shall mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

     "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

     "Change in Control Event" shall mean any of the following:

          Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

             Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization):

             Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

             Any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

             During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" shall mean the Securities and Exchange Commission.

     "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code be an "outside director" within the meaning of Code Section 162(m) and (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 under the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3).

     "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Awards, or become subject to Awards, pursuant to an adjustment made under Section
6.2 of this Plan.

     "Company" shall mean, collectively, the Corporation and its domestic or foreign Subsidiaries or divisions.

     "Corporation" shall mean International Game Technology, a Nevada corporation, and its successors.

     "Eligible Employee" shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" or any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization, or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

     "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

     "Non-Employee Director Participant" shall mean a Non-Employee Director who has been granted an Option under the provisions of
Article VII.

     "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

     "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan and a Non-Employee Director who has been received an Option under Article VII of this Plan.

     "Performance-Based Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

       "Performance Goals" shall mean EPS or ROE or Cash Flow or Total Stockholder Return, and "Performance Goals" means any combination thereof.

     "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     "Plan" shall mean this 1993 Stock Option Plan, as amended and restated.

     "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

     "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

     "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

     "Retirement" shall mean retirement with the consent of the Company, or in the case of a Non-Employee Director, a retirement or resignation as a director after at least eight years service as a director.

     "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common stockholders equity.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

     "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

     "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     "Total Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

     "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measures on a relative basis), the
(i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by
(ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.